1 Fourth Quarter 2023 Results Earnings Release January 18, 2024 Exhibit 99.3

2 This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth and loan mix; (2) deposit growth, mix, pricing, and costs; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense; (6) credit trends and key credit performance metrics; (7) our future operating and financial performance; (8) our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management; (9) our effective tax rate; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward- looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non-interest revenue; adjusted revenue; adjusted non-interest expense; adjusted tangible efficiency ratio; adjusted efficiency ratio; adjusted pre-provision net revenue (PPNR); and tangible common equity ratio. The most comparable GAAP measures to these measures are net income available to common shareholders; diluted earnings per share; return on average assets; return on average common equity; total non-interest revenue; total revenue; total non-interest expense; efficiency ratio-TE; PPNR; and total Synovus Financial Corp. shareholders' equity to total assets ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted net income available to common shareholders, adjusted diluted earnings per share and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue and adjusted revenue are measures used by management to evaluate non-interest revenue and total revenue exclusive of net investment securities gains (losses), fair value adjustment on non-qualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense, the adjusted tangible efficiency ratio, and the adjusted efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted PPNR is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons. The tangible common equity ratio is used by management and bank regulators to assess the strength of our capital position. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus’ control, or cannot be reasonably predicted. For the same reasons, Synovus’ management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Forward-Looking Statements Use of Non-GAAP Financial Measures

SYNOVUS

Fourth Quarter 2023 Financial Highlights

- Reported EPS was $0.41 in 4Q23 and adjusted EPS was $0.80
- The $51 million FDIC Special Assessment reduced reported and adjusted EPS by $0.26; excluding the FDIC Special Assessment, reported EPS was $0.67 in 4Q23 and adjusted EPS was $1.06
- Period end loans were down slightly from softer demand, higher paydowns in CRE/Senior Housing and strategic declines in certain loan categories, offset by growth in core commercial C&I lending
- Core deposits[1] up 2% QoQ from seasonal tailwinds and new production-supported balances
- Previously announced $1.3 billion securities repositioning completed
- Stable NIM QoQ supported by higher asset yields, lower than expected core interest-bearing deposit costs and a decline in borrowings
- GreenSky transaction of existing loans and advances added ~$12 million in fee income
- Employment expense declined from 3Q23 from lower performance incentives and headcount reductions
- Net charge-offs of 0.38% declined from 3Q23 levels of 0.40% (excluding loan sales); further increase of ACL
- CET1 ratio[2] remained strong at 10.22%

Key Performance Metrics	Reported	Adjusted[3]
Net Income Available to Common Shareholders[4]	$60,645	$116,901
Diluted Earnings Per Share	$0.41	$0.80
Return on Average Assets	0.47%	0.84%
Return on Average Tangible Common Equity	7.0%	13.3%
Efficiency Ratio-TE[5]	72.0%	62.0%

Balance Sheet (Period-end, $ in millions)	Total
Loans, Net of Unearned	$43,404
Deposits	$50,739

(1) Excludes brokered; (2) 4Q23 capital ratios are preliminary (3) Non-GAAP financial measure; see appendix for applicable reconciliation; (4) $ in thousands; (5) Taxable equivalent

3

2023 Financial Highlights

SYNOVUS

- Core deposits[1] up 3% YoY as interest-bearing deposit growth more than offset a decline in non-interest-bearing deposits
- C&I loans up 2% YoY with underlying growth in Middle Market Commercial, Corporate and Investment Banking and Specialty Lines
- Robust non-interest revenue growth in Treasury & Payment Solutions (up 11%), Capital Markets (up 21%) and Wealth Management (up 11%)
- Strong expense discipline evidenced by cost rationalization efforts and controlled discretionary spend
- NCOs remained manageable at 0.35% of average loans and 0.28% (excluding loan sales)
- CET1 ratio[2] increased to 10.22% from 9.63% a year ago
- Strengthened balance sheet and simplified business mix following loan sales and GLOBALT divestiture
- Improved Wholesale Funding Ratio[3] as core deposit[1] growth exceeded loan growth
- Built primary and secondary contingent liquidity sources to ~$27 billion
- $51 million FDIC Special Assessment impacted 2023 reported and adjusted EPS by $0.26

Key Performance Metrics	Reported	Adjusted[4]
Net Income Available to Common Shareholders[5]	$507,755	$604,404
Diluted Earnings Per Share	$3.46	$4.12
Return on Average Assets	0.90%	1.07%
Return on Average Tangible Common Equity	14.1%	16.8%
Efficiency Ratio-TE[6]	60.0%	54.9%

(1) Excludes brokered; (2) 4Q23 capital ratios are preliminary; (3) Wholesale Funding Ratio is defined as (Short-term Borrowings + Long-term Borrowings + Brokered Deposits) / Total Assets; (4) Non-GAAP financial measure; see appendix for applicable reconciliation; (5) $ in thousands; (6) Taxable equivalent

4

Loans

SYNOVUS

▷ Total Loans: $43.4 billion

- Strategic loan growth more than offset by market related payoffs and paydowns as well as strategic portfolio attrition
- C&I utilization continues to remain stable
- Floating rate loan spreads[1] on new production remain strong from more pricing power and client selection
- Lending diversification remains a top priority with focus on deposit and fee relationship-based credits with appropriate risk-adjusted returns
- Continued emphasis on core C&I growth while rationalizing certain non-relationship credits

Loan Growth Attribution

($ in millions)



$43,680
$(78)
$(182)
$(15)
$43,404
3Q23
CRE
C&I
Consumer
4Q23

Primary Drivers of 4Q23 Loan Decline[2]

4Q23 Strategic Growth	4Q23 Market Activity Related Declines	4Q23 Strategic Declines
+ $200 Million	- $309 Million	- $208 Million
↑ Middle Market, ↑ Specialty C&I, ↑ CIB, ↑ Commercial Banking (Community)	↓ Institutional CRE, ↓ Senior Housing	↓ National Accounts[3], ↓ Third-Party Consumer

Amounts may not total due to rounding; (1) Refers to spreads on SOFR based floating rate commercial loans; (2) Categories below exclude ~$41 million of net balance change from lines of business not listed (3) Primarily non-core syndicated lending

5

Deposits

SYNOVUS

▷ Total Deposits: $50.7 billion

- Total deposits increased $535 million or 1% from the prior quarter
- Core deposits[1] rose $714 million or 2% from 3Q23, supported by continued levels of strong production[2] and commercial seasonality
- Deposit production increased 83% in 2023
- Brokered deposits declined $179 million or 3% from 3Q23, the second consecutive quarter of decline
- Deposit cost increase slowed, up 19 bps to 2.50%; the cumulative total deposit beta was 45% through 4Q23, up from 42% in 3Q23
- Loan/deposit ratio ended 4Q23 at 86% down 3 percentage points from 4Q22
- Core deposit[1] growth in 2024 should be driven by broad-based growth across all LOBs, with a more modest decline in DDA relative to 2023

QoQ Change in Ending Balances[3]

($ in millions)



$50,204
$(469)
$(69)
$629
$(87)
$709
$(179)
$50,739
3Q23
Non-Interest-Bearing
Savings
NOW
MMA
Time
Brokered
4Q23

Public Funds QoQ Growth:	$125	$1	$364	$(120)	$94

Cumulative Total Deposit Beta of 45% through 4Q23



0.25%
0.12%
3.84%
0.88%
4.69%
1.44%
5.16%
1.95%
5.43%
2.31%
5.50%
2.50%
5.50%
2.53%
4Q21
4Q22
1Q23
2Q23
3Q23
4Q23
Dec 23
Fed Target Average
Total Deposit Cost

4Q23 vs 4Q21

Fed Target Average
+525 bps

Total Deposit Cost
+238 bps

Amounts may not total due to rounding; (1) Excludes brokered; (2) Includes balances associated with new accounts originated in the quarter including the impact of existing customers switching account types; (3) Balances in bar chart include the public funds changes QoQ seen below the chart

6

Net Interest Income

SYNOVUS

▷ Net Interest Income: $437.2 million

- Net interest income declined $6 million or 1% from 3Q23
- Stable NIM QoQ supported by higher asset yields, lower than expected core interest-bearing deposit costs and a decline in borrowings
- The pace of increases in interest bearing deposit costs slowed; expect future increases to be driven by CD repricing while transactional accounts (MMA/NOW) have neared their peak
- Recent securities repositioning expected to add an estimated $28 million in annual net interest income
- NIM expected to be relatively stable in 1Q24, while fixed rate asset repricing should lift NIM thereafter
- Fixed rate asset repricing should provide a multi-year tailwind for net interest income

Net Interest Income Trend

($ in millions)



$501
$481
$456
$443
$437
3.56%
3.43%
3.20%
3.11%
3.11%
4Q22
1Q23
2Q23
3Q23
4Q23
Net Interest Income
Net Interest Margin(1)

Net Interest Margin Waterfall(2)



3.11%
0.09%
0.03%
0.04%
(0.13)%
(0.02)%
(0.01)%
3.11%
3Q23
Loan Yield
Securities Yield
Funding Mix
IB Core Deposit Cost
Whsl./Brok. Cost
Other
4Q23

Amounts may not total due to rounding; (1) NIM reflects Actual/Actual day count and may include other immaterial adjustments versus NIM previously reported; (2) Estimated impact across various attributed and unattributed items

7

SYNOVUS

Non-Interest Revenue

▷ Non-Interest Revenue: $51.5 million

- QoQ and YoY growth from ~$12 million of GreenSky fee income as well as stronger Treasury & Payment Solutions and Wealth Management fees (excluding GLOBALT sale)
- ~$1 million negative incremental impact to 4Q23 fees from mid-July changes to consumer checking program and ~$2 million reduction from recent GLOBALT sale
- Adjusted items include $78 million in securities losses from repositioning and $3 million in gains from Rabbi Trust

Non-Interest Revenue

($ in millions)	4Q23	QoQ Δ	YoY Δ
Core Banking Fees[1]	$49	7%	7%
Wealth Revenue[2]	$41	(3)%	1%
Capital Markets Income	$5	(20)%	(27)%
Net Mortgage Revenue	$3	(18)%	18%
Total Other Income[3][6]	$28	238%	458%
Total Adjusted Non-Interest Revenue[4]	**$126**	**19%**	**25%**
Total Non-Interest Revenue	**$51**	**(52)%**	**(50)%**

2024E Non-Interest Revenue

Tailwinds

- Banking as a Service
- Treasury & Payment Solutions
- Wealth Management (Excluding Repo Product)
- Capital Markets
- Government Guaranteed Gains on Loan Sales

Headwinds

- GLOBALT Sale
- Lower Consumer Checking Fees
- Lower Repo Revenue
- Muted Mortgage Environment

Growth and Stability in a Volatile Interest Rate Environment

($ in millions)



12% CAGR
$281
$335
$361
$390
2020
2021
2022
2023
Core Client Fee Income (ex. Mortgage)(5)

Amounts may not total due to rounding; (1) Include service charges on deposit accounts, card fees, letter of credit fees, ATM fee income, line of credit non-usage fee, gains (losses) from sales of SBA loans, and miscellaneous other service charges; (2) Consists of fiduciary/asset management, brokerage, and insurance revenues; (3) Includes earnings on equity method investments, income from BOLI, GreenSky income and other miscellaneous income; (4) Non-GAAP financial measure; see appendix for applicable reconciliation; (5) 2023 Core Client Fee Income (ex. Mortgage) includes Core Banking, Wealth Revenue and Capital Markets fee income; (6) Excludes adjusted NIR items. See appendix for adjusted NIR non-GAAP reconciliation.

8

9 Non-Interest Revenue Treasury & Payment Solutions • Added new products and services over the last 3 years including Receivables and FX solution • Integrated Payments expected in 2024 • Approximately 12,000 lead accounts and ~$10 billion in Commercial Analysis Balances Capital Markets • Syndicated Finance and DCM fees increased over 100% in 2023 driven by Middle Market and CIB expansion • Further growth expected from Middle Market and CIB build-out • Implementing new syndication platform to allow for greater scale Wealth Services • Added new head of Wealth Services in 3Q23, consolidating Trust, Brokerage and Private Wealth under common leadership • Launched Business Owner Wealth Strategy in May 2023 in 5 markets with expansion planned in 2024 ◦ Estimated $30 million annual revenue potential which assumes ~1,000 new households served $27 $26 $27 $32 2020 2021 2022 2023 Capital Markets Revenue ($ in millions) $49 $65 $72 $80 2020 2021 2022 2023 Treasury & Payments Solutions Revenue ($ in millions) $115 $143 $153 $170 2020 2021 2022 2023 Wealth Management Revenue ($ in millions)

SYNOVUS

Non-Interest Expense

▷ **Non-Interest Expense: $352.9 million**

- Reported and adjusted non-interest expense was $353 million in 4Q23
- The $51 million FDIC Special Assessment inflated reported and adjusted non-interest expense
- Employment expense down from 3Q23 and YoY, primarily from lower performance incentives and a full quarter impact of the FTE reductions
- Headcount down 2% from the third quarter and 5% lower from a year ago
- Expense initiatives and discipline expected to result in lower YoY adjusted non-interest expense[1] in 2024

Non-Interest Expense

($ in millions)	4Q23	QoQ Δ	YoY Δ
Total Employment[3]	$174	(4)%	(4)%
Total Other[4]	$131	65%	62%
Total Occupancy, Equipment and Software	$48	5%	7%
Total Adjusted Non-Interest Expense[1]	**$353**	**15%**	**15%**
Total Non-Interest Expense	**$353**	**–%**	**14%**

Adjusted Expense Growth 2023 v 2022[1]

($ in millions)


$1,165
$31
$9
$62
$(2)
$1,264
Adjusted 2022
Growth/Infrastructure Initiatives
Employee Healthcare Costs
FDIC Expense(2)
Other Operating
Adjusted 2023

Amounts may not total due to rounding; (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) FDIC includes the $51 million 4Q23 special assessment and the 2bps 2023 increase to FDIC assessment rate; (3) Excludes adjusted NIE item (fair value adjustment on non-qualified deferred compensation). See appendix for adjusted NIE non-GAAP reconciliation; (4) Excludes all other adjusted NIE items. See appendix for adjusted NIE non-GAAP reconciliation.

10

11 5,389 5,247 4,988 5,114 4,879 SNV Headcount 2019 2020 2021 2022 2023 Amounts may not total due to rounding; (1) Source: S&P Global and SNV filings; (2) Non-GAAP financial measure; see appendix for applicable reconciliation; (3) Proxy peers are: BOKF, BKU, CADE, CMA, CFR, FHN, FNB, HWC, NYCB, PNFP, BPOP, RF, SSB, WBS, WAL, ZION Non-Interest Expense $317 $371 $393 $406 $439 $475 $301 $327 $338 $381 $384 $411 $295 $299 $338 $341 $367 $388 SNV Proxy Peers (median) KRX Members (median) 2018 2019 2020 2021 2022 3Q23 LTM Headcount Down 9% Since 2019 and 5% in 2023 52.5% 54.8% 54.2% Top Quartile Proxy Peers(3) (Median) KRX Members (Median) SNV Total Revenue Per Full-Time Employee(1) ($ in thousands) 3Q23 Last Twelve Months Adjusted Efficiency Ratio(1)(2) (3) GAAP Efficiency Ratio-TE of 55.2%

12 • Net charge-offs (NCOs) were $42 million or 0.38% of average loans compared to 0.61% in 3Q23 (and 0.40% excluding the 3Q23 loan sales) • Non-performing and criticized and classified loan ratios were relatively flat QoQ • ACL increased $4 million to 1.24% of total loans from 1.22% in 3Q23 • Expect 30-40 bps of NCOs in 1H24 Amounts may not total due to rounding. Credit Quality $35 $32 $39 $73 $45 $13 $19 $26 $67 $42 Provision for Credit Losses Net Charge-Offs 4Q22 1Q23 2Q23 3Q23 4Q23 0.12% 0.17% 0.24% 0.61% 0.38% 0.12% 0.11% 0.23% 0.40% 0.38% NCO Ratio: Loan Loss Provision and Net Charge-Offs ($ in millions) Loan Sale Charge-Offs NCO Ratio: (Ex. Loan Sales)

13 $501 $514 $527 $533 $537 1.15% 1.17% 1.19% 1.22% 1.24% Allowance for Credit Losses ACL Coverage Ratio 4Q22 1Q23 2Q23 3Q23 4Q23 ACL to NPLs: Credit Quality Allowance for Credit Losses 0.29% 0.41% 0.59% 0.64% 0.66% 0.15% 0.12% 0.19% 0.13% 0.14% Non Performing Loan Ratio Total Past Dues > 30 Days Ratio 4Q22 1Q23 2Q23 3Q23 4Q23 ($ in millions) Credit Metric Trends 391% 282% 202% 190% 186% 2.15% 2.47% 3.00% 3.40% 3.45% Criticized & Classified Loans as a % of Total Loans 4Q22 1Q23 2Q23 3Q23 4Q23

SYNOVUS

Capital

- CET1 ratio[1] improved to 10.22% in 4Q23 despite headwinds from FDIC Special Assessment and securities repositioning
- CET1 ratio[1] improved by 59 bps YoY; no shares were repurchased under 2023 authorization
- For 2024:
  - Expect stable dividend[2] at $0.38/share, per quarter
  - Opportunistic share repurchases which complement management within CET1 range of 10.0% - 10.5%

Capital Metrics



12.54%
10.68%
9.63%
4Q22
12.72%
10.81%
9.77%
1Q23
12.80%
10.89%
9.86%
2Q23
13.12%
11.18%
10.13%
3Q23
13.07%
11.28%
10.22%
4Q23(1)
Common Equity Tier 1
Tier 1
Tier 2

Common Equity Tier 1 Accretion Through Retained Earnings & Balance Sheet Optimization

4Q23 CET1 Change



10.13%
Beginning CET1 Ratio (3Q23)
0.31%
Net Income (ex. attributed items)
(0.08)%
FDIC Special Assessment
(0.12)%
Securities Loss
Net Income to Common Shareholders
0.04%
Risk-Weighted Assets
(0.11)%
Common Dividends
0.04%
Other(3)
10.22%
Ending CET1 Ratio(1) (4Q23)

2023 CET1 Change



9.63%
Beginning CET1 Ratio (4Q22)
0.99%
Net Income Available to Common Shareholders
0.05%
Risk-Weighted Assets
(0.44)%
Common Dividends
(0.01)%
Other(3)
10.22%
Ending CET1 Ratio (4Q23)(1)

Amounts may not total due to rounding; (1) 4Q23 capital ratios are preliminary; (2) Declaration of common dividends remain subject to ongoing approvals; (3) *Includes changes in phase-in impact of CECL transitional amount, intangible assets, and applicability of deferred tax assets*

14

2024 Fundamental Guidance

SYNOVUS

	Guidance	Key Assumptions
EoP Loan Growth	0 - 3%	• Stable economic conditions • C&I growth continues in core Middle Market, CIB and Specialty verticals • Declines in Institutional CRE and Senior Housing balances as market-activity paydowns continue • Strategic declines in non-relationship Shared National Credits and Third Party Consumer • Strategic priority to balance loan and core deposit growth
EoP Core Deposit[1] Growth	2 - 6%	• DDA remixing continues; forecasting 1-2 percentage point additional decline in DDA/Total Deposits by year-end 2024 • While not included in core deposits[1], brokered deposits are expected to decline in 2024
Adjusted Revenue Growth[2][3]	(3%) to 1%	• Flat rates from current levels (FF holds @ 5.5% with 10 year @ ~4.0%) • Total deposit costs peak in early 2024 • NIM forecasted to be relatively stable in 1Q24 expanding to ~3.20% in 4Q24 • Expect low single digit adjusted non-interest revenue growth - see slide 8 for headwinds and tailwinds
Adjusted NIE Growth[2][3]	(5%) to (1%)	• Continued focus on expense controls • Upper and lower bound of expense range aligns with adjusted revenue[2] range
CET1 Guidance	10.0% - 10.5%	• Expect opportunistic share repurchases, dependent on loan growth and economic conditions
Effective Tax Rate	21% - 22%	• Supported by additional tax credit investments and further diversification of our revenue sources

(1) Excludes brokered; (2) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation; (3) Guidance based on the 2023 baseline: adjusted revenue baseline of $2.28 billion and adjusted NIE of $1.26 billion.

15

16 • Pricing discipline and deployment of capital to highest value clients and new opportunities • Continue to strengthen balance sheet through balanced loan/core deposit growth • Cost Optimization ◦ Personnel reductions in targeted areas ◦ Back office streamlining ◦ Reduction in third-party spend ◦ Real estate optimization ◦ Continued business optimization (e.g. Mortgage) • Improvement in Credit and Operating Losses (e.g. fraud) Strategic Priorities in 2024 Deepen RelationshipsGrow the Bank • Expansion of Capital Markets capabilities and new product offerings (e.g. commodity hedging) • New and enhanced Treasury & Payment Solutions (e.g. Accelerate Pay) • Full integration of Wealth offerings (e.g. Business Owner Wealth Strategy) • Improved value proposition for core mass affluent client segment • Service quality enhancements through improved processes and technology enablement • Continue to attract new talent to the organization across all key functions • Expansion in strategic growth verticals ◦ Corporate and Investment Banking ◦ Middle Market Commercial Banking • Augmentation of core funding through deposit generation strategies • Growth in fee income revenue streams where we have unique experience and capabilities (e.g. Banking-as-a-Service) • Investment in the bank of the future (automation / AI / digital / analytics) Enhance Profitability Expanding our franchise to support long-term revenue growth Increasing primacy with our core client base to support stable, long-term revenue streams Improving client level returns, operating efficiencies and reducing risk profile

Appendix

Notable Items

SYNOVUS

Third Quarter 2023

$2 million GLOBALT sale gain

Net valuation adjustment of $31 million in non-interest expense from auto and MOB loan sales

$17 million restructuring charge largely from $18 million in VERP termination benefits

Fourth Quarter 2023

Securities losses of $78 million

Gain on early extinguishment of debt of $5 million (offsets NIE)

GreenSky transaction of existing loans and advances added ~$12 million in fee income

FDIC Special Assessment of $51 million

23% 4Q23 Effective Tax Rate negatively impacted by DTA write-off from expected future state tax rate from anticipated GreenSky relationship expansion

Note: Items in red text are adjusted

18

SYNOVUS

Loan Portfolio by Category

Highly Diverse Loan Mix



Middle Market and Commercial
29%
Specialty Lending
23%
Multi-Family
9%
Other CRE
7%
Hotel
4%
Office
4%
Retail
3%
Residential C&D & Land
1%
Consumer Real Estate
17%
Consumer Non-Real Estate
3%

C&I Portfolio $22.6 billion
- Specialty lending[2] is well-diversified among multiple lines-of-business
- C&I industry mix aligned with economic and demographic drivers
- SNCs total $5.3 billion, ~$500 million of which is agented by SNV

CRE Portfolio $12.3 billion
- 92% are income-producing properties
- Diversity among property types and geographies

Consumer Portfolio $8.5 billion
- Weighted average credit score of 796 and 783 for Home Equity and Mortgage, respectively
- Weighted average LTV of 73.1% and 71.3% for Home Equity and Mortgage, respectively[1]

4Q23 Portfolio Characteristics	C&I	CRE	Consumer
NPL Ratio	0.80%	0.35%	0.75%
QTD Net Charge-off Ratio (annualized)	0.21%	0.70%	0.36%
30+ Days Past Due Ratio	0.09%	0.01%	0.44%
90+ Days Past Due Ratio	0.01%	0.00%	0.03%

Amounts may not total due to rounding; (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 12/31/2023 commitment amount and any existing senior lien; (2) Specialty lending is primarily comprised of our senior housing portfolio, national accounts, structured lending (primarily lender finance) and insurance premium finance

19

20 Credit Indicator 4Q23 NPL Ratio 0.80% Net Charge-off Ratio (annualized) 0.21% 30+ Days Past Due Ratio 0.09% 90+ Days Past Due Ratio 0.01% • Wholesale Bank (includes, Middle Market and Specialty Lines) represents 70% of C&I balances • Finance/Insurance predominantly represented by secured lender finance portfolio ◦ 0.00% NPL Ratio ◦ 0.00% Net Charge-Off Ratio (annualized) ◦ 0.01% 30+ Day Past Due Ratio • Senior Housing consists of 88% private pay assisted living/ independent living facilities Diverse Industry Exposure 4Q23 Total C&I Portfolio $22.6 billion Amounts may not total due to rounding; (1) These segments are not two-digit NAICS industry divisions; Senior Housing is a subset of NAICS 62 Health Care and Social Assistance, and R/E other and R/E leasing together comprise NAICS 53 Real Estate, Rental, and Leasing C&I Loan Portfolio 19.6% 14.5% 6.5% 6.4% 6.1% 5.5% 5.0% 4.9% 4.6% 4.2% 3.9% 3.9% 3.5% 2.7% 2.6% 2.2% 1.8% 1.1% 1.0% Finance/Insurance Senior Housing Health Care Accom. & Food Svcs. Manufacturing R/E Other Wholesale Trade Retail Trade Construction Transport/Warehousing Prof., Scientific, Tech. Svcs. Other Services R/E Leasing All Other Arts, Entertainment, & Rec. Public Administration Educational Svcs. Admin., Support, Waste Mgmt. Ag, Forestry, Fishing (1) (1) (1)

Commercial Real Estate Loan Portfolio

SYNOVUS

Composition of 4Q23 CRE Portfolio

Total Portfolio $12.3 billion



Multi-Family
33.3%
Office Building
15.4%
Hotels
14.6%
Other Investment Properties
11.3%
Shopping Center
10.7%
Warehouses
6.9%
1-4 Family Perm/Mini-Perm
3.3%
Land Acquisition & Dev.
2.9%
1-4 Family Construction
1.6%

Investment Properties portfolio represent 92% of total CRE portfolio

- The portfolio is well diversified among property types

CRE Credit Quality

- 0.35% NPL Ratio
- 0.70% Net Charge-Off Ratio (annualized)
- 0.01% 30+ Day Past Due Ratio
- 0.00% 90+ Day Past Due Ratio

	Investment Properties						Land, Development and Residential Properties	
Portfolio Characteristics (as of December 31, 2023)	Office Building	Multi-family	Shopping Centers	Hotels	Other Investment Properties	Warehouse	Residential Properties[1]	Development & Land
Balance (in millions)	$1,892	$4,098	$1,319	$1,803	$1,397	$854	$599	$355
Weighted Average LTV[2][3]	58.6%	53.6%	55.0%	58.0%	59.3%	54.3%	N/A	N/A
NPL Ratio	1.87%	0.04%	0.05%	0.00%	0.14%	0.02%	0.51%	0.23%
Net Charge-off Ratio (annualized)	4.56%	0.00%	0.00%	0.00%	0.01%	0.00%	(0.04)%	(0.22)%
30+ Days Past Due Ratio	0.01%	0.01%	0.00%	0.00%	0.01%	0.00%	0.01%	0.19%
90+ Days Past Due Ratio	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Amounts may not total due to rounding; (1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes); (2) LTV calculated by dividing most recent appraisal (typically at origination) on non-construction component of portfolio by the 12/31/23 commitment amount and any senior lien. (3) Methodology for calculated LTV differs from LTV's noted on slide 23

21

22 Credit Indicator 4Q23 NPL Ratio 0.75% Net Charge-off Ratio (annualized) 0.36% 30+ Days Past Due Ratio 0.44% 90+ Days Past Due Ratio 0.03% 4Q23 Total Consumer Portfolio $8.5 billion Credit Indicator Home Equity Mortgage Weighted Average Credit Score of 4Q23 Originations 789 776 Weighted Average Credit Score of Total Portfolio 796 783 Weighted Average LTV(1) 73.1% 71.3% Weighted Average DTI(2) 33.0% 31.2% Utilization Rate 43.8% N/A Amounts may not total due to rounding; (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 12/31/2023 commitment amount and any existing senior lien; (2) Weighted Average DTI of 4Q23 originations Consumer Credit Quality Consumer Loan Portfolio • 85% of Consumer portfolio is backed by residential real estate • Other Consumer includes secured and unsecured products • Average consumer card utilization rate is 23% • Third-party HFI portfolio $723 million 63.7% 21.3% 8.5% 4.2% 2.3% Consumer Mortgage Home Equity Third-Party HFI Other Consumer Credit Card

Limited CRE Maturities Above Estimated 75% LTV

SYNOVUS

Current LTV updated using projected market capitalization rates by CRE type

2024 Total CRE Loan Maturities: $2.4 Billion

($ in millions)



$279
$10
1Q24
$547
$21
2Q24
$565
$67
3Q24
$977
$81
4Q24
Loans w/ Estimated > 75% LTV
Total 2024 CRE Maturities

Multifamily Maturities

$1.1 billion

Class	
Class A	88%
Class B	8%
Class C	4%

Subtype	
Garden	34%
Mid-rise	63%
High-rise	2%

Office Maturities

$345 million

Class	
Class A	39%
Class B	14%
Class C	4%
MOB(1)	43%

Subtype	
Low-rise	30%
Mid-rise	64%
High-rise	6%

2025 Total CRE Loan Maturities: $3.2 Billion

($ in millions)



$784
$105
1Q25
$829
$67
2Q25
$860
$50
3Q25
$713
$12
4Q25
Loans w/ Estimated > 75% LTV
Total 2025 CRE Maturities

Multifamily Maturities

$2.0 billion

Class	
Class A	91%
Class B	8%
Class C	1%

Subtype	
Garden	53%
Mid-rise	46%
High-rise	2%

Office Maturities

$300 million

Class	
Class A	37%
Class B	15%
Class C	11%
MOB(1)	38%

Subtype	
Low-rise	60%
Mid-rise	27%
High-rise	13%

~7% of 2024 and 2025 CRE Maturities Above Estimated 75% LTV

Amounts may not total due to rounding; Loan balances consist of IPRE > $1 million; The estimation of 2024 cap rates was performed by adding 175-400 bps to troughs in 2022; 2025 cap rate estimates generally were 25-50 bps less than those projected for 2024; (1) MOB is-Medical Office Building

23

24 ACL/Loans: Economic Scenario Assumptions and Weightings 1.22% 1.24% $537$533 $(3) $(8) $14 $1 3Q23 Economic Factors Net Balance Changes Performance Other Factors 4Q23(1) (1) Other factors include the addition to the ACL associated with the cessation of a third-party lending relationships and decline in that portfolio in 2023 as well as the impact of dispositions, sub-pool changes, etc.; (2) Downside scenarios carry a total weighting of 25%, and correspond to Moody's November 2023 "S5" Slow Growth scenario and "S3" Downside 90th Percentile scenario; (3) Upside refers to Moody's November 2023 "S1" Upside 10th Percentile scenario; (4) 4th quarter model estimates. 4th Quarter Change from 2024(4) 2025(4) Scenario Model Weighting Previous Quarter GDP Unemployment GDP Unemployment Consensus Baseline 65% +15% 1.1% 4.4% 1.6% 4.2% Slow Growth(2) 15% (15)% 1.4% 4.6% 1.0% 5.0% Downside(2) 10% NC (1.0)% 6.7% 0.3% 7.3% Upside(3) 10% NC 3.1% 3.1% 2.7% 3.2% Weighted Average 1.1% 4.5% 1.5% 4.5% Allowance for Credit Losses ($ in millions)

25 Risk Distribution ($ in millions) Composition Change Risk Category 4Q23 3Q23 4Q23 vs. 3Q23 Passing Grades $41,907 $42,196 $(289) Special Mention 616 568 48 Substandard Accruing 594 635 (41) Non-Performing Loans 288 281 7 Total Loans $43,404 $43,680 $(275) Amounts may not total due to rounding. $1,222 $1,028 $1,032 $914 $929 $942 $1,086 $1,333 $1,484 $1,498 3.2% 2.6% 2.6% 2.2% 2.2% 2.2% 2.5% 3.0% 3.4% 3.5% Criticized and Classified Loans % of Total Loans 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Portfolio Risk DistributionCriticized & Classified Loans

26 Securities Portfolio $11,273 $11,176 $11,174 $11,175 $11,091 2.08% 2.16% 2.16% 2.20% 2.34% Securities Yield 4Q22 1Q23 2Q23 3Q23 4Q23 Total Securities Portfolio Size(1) AFS Securities & Cash Flow Hedges: Est. Unrealized Loss in AOCI (After-Tax)(2) $1.1 $0.9 $0.7$1.0 $0.9 $0.7 Securities AOCI Swap AOCI 4Q23 4Q24E 4Q25E ($ in millions) Agency MBS 15% Treasuries 41% Agency Debt 2% Agency CMBS 42% Sales Par Value: ~$1.3B Est. Book Yield: ~2.3% Realized Loss (pre-tax): $78MM Purchases Par Value: ~$1.3B Est. Book Yield: ~4.5% Est. 2024 NII Impact: ~$28MM Est. Payback Period: ~3 years Agency MBS 7% Treasuries 45% Agency CMBS 48% Fourth Quarter 2023 Securities Repositioning Note: Amounts may not total due to rounding; (1) Amortized cost; (2) AOCI unrealized loss projections are based on the forward interest rate curve as of 12/31/23 and incorporate various assumptions, including those related to prepayments and tax rates. ($ in billions)

27 $3,850 $4,100 $4,100 $3,350 $3,350 $3,350 $2,850 $2,600 $500 $750 $750 $750 $1,000 $1,250 $1,250 $1,250 2.30% 2.37% 2.37% 2.68% 2.78% 2.98% 3.16% 3.38% Notional Forward Starting Effective Rate 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 61% 64% 63% 62% 62% 38% 37% 37% 38% 38% 5.36% 5.89% 6.17% 6.34% 6.45% Floating Rate Fixed rate Yield 4Q22 1Q23 2Q23 3Q23 4Q23 Note: Amounts may not total due to rounding; (1) Represents projected notional outstanding for effective cash-flow loan hedges, along with the estimated effective fixed-rate for the respective period; (2) NII sensitivity estimates reflect a dynamic balance sheet; beta sensitivity estimates represent approximations, based on total deposit cost betas Derivative Hedge Portfolio(1)Loan Portfolio Rate Mix and Yield Earning Assets Composition ($ in millions) 12-Month Net Interest Income Sensitivity: Rates & Betas(2) Parallel Shock % NII Impact +100bps 1.9% -100bps (2.0)% +100 Shock % NII Impact ~ 30 Beta 4.7% ~ 40 Beta 1.9% ~ 50 Beta (0.9)%

28 ($ in millions;rates annualized) December 2023 4Q23 3Q23 Avg. Rate Avg. Balance Avg. Rate Avg. Balance Avg. Rate Non-interest-bearing N/A $12,744 N/A $13,049 N/A Interest-bearing non-maturity (NMD) 2.63% $24,575 2.62% $24,440 2.41% Time 4.24% $7,198 4.16% $6,181 3.85% Brokered 5.35% $6,069 5.32% $6,443 5.14% Total interest-bearing 3.36% $37,842 3.34% $37,063 3.13% Total deposits 2.53% $50,587 2.50% $50,113 2.31% Total Average Deposit Costs

29 4Q23 3Q23 2Q23 1Q23 4Q22 Diluted EPS $0.41 $0.60 $1.13 $1.32 $1.35 Net interest margin 3.11% 3.11% 3.20% 3.43% 3.56% Efficiency ratio-TE 72.03 64.11 53.99 52.33 51.08 Adjusted tangible efficiency ratio(1) 61.97 55.01 52.57 50.48 50.58 ROAA(2) 0.47 0.64 1.15 1.36 1.38 Adjusted ROAA(1)(2) 0.84 0.87 1.18 1.37 1.39 Total loans (1)% (2)% 1% 1% 3% Total deposits 1% —% —% 2% 2% NPA ratio 0.66% 0.64% 0.59% 0.41% 0.33% NCO ratio(2) 0.38 0.61 0.24 0.17 0.12 Common shares outstanding(3) 146,705 146,205 146,153 146,059 145,487 Common equity tier 1 capital ratio 10.22% 10.13% 9.86% 9.77% 9.63% Tier 1 ratio 11.28% 11.18% 10.89% 10.81% 10.68% Leverage ratio 9.49% 9.38% 9.23% 9.14% 9.07% Tangible common equity ratio(1) 6.84 5.90 6.17 6.12 5.84 Financial Performance (1) Non-GAAP financial measure; see applicable reconciliation; (2) Annualized; (3) In thousands; (4) Preliminary (4) Balance Sheet QoQ Growth Credit Quality Capital Quarterly Highlights Trend (4) (4)

30 ($ in thousands) 4Q23 3Q23 4Q22 2023 2022 Net income available to common shareholders $60,645 $87,423 $197,479 $507,755 $724,739 Restructuring charges (reversals) 1,231 17,319 (2,372) 17,707 (9,690) Valuation adjustment to Visa derivative — 900 2,500 3,927 6,000 (Gain) loss on early extinguishment of debt (4,497) (526) — (5,400) 677 (Gain) on sale of GLOBALT — (1,929) — (1,929) — Recovery of NPA — — — (13,126) — Loss on other loans held for sale — 30,954 — 50,064 — Investment securities (gains) losses, net 77,748 — — 76,718 — Subtract/add: Tax effect of adjustments(1) (18,226) (11,371) (31) (31,312) 733 Adjusted net income available to common shareholders $116,901 $122,770 $197,576 $604,404 $722,459 Weighted average common shares outstanding, diluted 146,877 146,740 146,528 146,734 146,481 Net income per common share, diluted $0.41 $0.60 $1.35 $3.46 $4.95 Adjusted net income per common share, diluted $0.80 $0.84 $1.35 $4.12 $4.93 Amounts may not total due to rounding; (1) Assumed marginal tax rate of 24.5% for 4Q23; 24.3% for 3Q23 and 4Q22. For 2023, it was 24.5% and 24.3% in 2022. Non-GAAP Financial Measures

31 ($ in thousands) 2023 2022 Net interest income $1,816,655 $1,796,900 Total non-interest revenue 404,010 409,336 Total non-interest expense (1,335,424) (1,157,506) Pre-provision net revenue (PPNR) $885,241 $1,048,730 Net interest income $1,816,655 $1,796,900 Taxable equivalent adjustment 4,621 3,927 TE net interest income 1,821,276 1,800,827 Total non-interest revenue 404,010 409,336 Total TE revenue 2,225,286 2,210,163 (Gain) on sale of GLOBALT (1,929) — Recovery of NPA (13,126) — Investment securities (gains) losses, net 76,718 — Fair value adjustment on non-qualified deferred compensation (4,987) 4,054 Adjusted revenue $2,281,962 $2,214,217 Total non-interest expense $1,335,424 $1,157,506 (Loss) gain on other loans held for sale (50,064) — Restructuring (charges) reversals (17,707) 9,690 Gain (loss) on early extinguishment of debt 5,400 (677) Valuation adjustment to Visa derivative (3,927) (6,000) Fair value adjustment on non-qualified deferred compensation (4,987) 4,054 Adjusted non-interest expense $1,264,139 $1,164,573 Adjusted revenue $2,281,962 $2,214,217 Adjusted non-interest expense (1,264,139) (1,164,573) Adjusted PPNR $1,017,823 $1,049,644 Amounts may not total due to rounding. Non-GAAP Financial Measures, Continued

32 ($ in thousands) 4Q23 3Q23 2Q23 1Q23 4Q22 Net income $69,573 $96,465 $173,944 $202,159 $205,770 Restructuring charges (reversals) 1,231 17,319 (110) (733) (2,372) Valuation adjustment to Visa derivative — 900 3,027 — 2,500 (Gain) loss on early extinguishment of debt (4,497) (526) (377) — — (Gain) on sale of GLOBALT — (1,929) — — — Recovery of NPA — — — (13,126) — Loss on other loans held for sale — 30,954 2,360 16,750 — Investment securities (gains) losses, net 77,748 — — (1,030) — Subtract/add: Tax effect of adjustments(1) (18,226) (11,371) (1,193) (453) (31) Adjusted net income $125,829 $131,812 $177,651 $203,567 $205,867 Net income annualized $276,023 $382,714 $697,687 $819,867 $816,370 Adjusted net income annualized $499,213 $522,950 $712,556 $825,577 $816,755 Total average assets $59,164,065 $59,916,679 $60,515,077 $60,133,561 $58,963,417 Return on average assets (annualized) 0.47% 0.64% 1.15% 1.36% 1.38% Adjusted return on average assets (annualized) 0.84% 0.87% 1.18% 1.37% 1.39% Amounts may not total due to rounding; (1) Assumed marginal tax rate of 24.5% for 4Q23, 24.3% for 3Q23, 2Q23, 1Q23, and 4Q22. Non-GAAP Financial Measures, Continued

33 ($ in thousands) 2023 2022 Net income $542,141 $757,902 Restructuring charges (reversals) 17,707 (9,690) Valuation adjustment to Visa derivative 3,927 6,000 (Gain) loss on early extinguishment of debt (5,400) 677 (Gain) on sale of GLOBALT (1,929) — Recovery of NPA (13,126) — Loss on other loans held for sale 50,064 — Investment securities losses (gains), net 76,718 — Tax effect of adjustments(1) (31,312) 733 Adjusted net income $638,790 $755,622 Total average assets $59,921,868 $57,610,073 Return on average assets (annualized) 0.90% 1.32% Adjusted return on average assets (annualized) 1.07% 1.31% Amounts may not total due to rounding; (1) Assumed marginal tax rate of 24.5% for 2023 and 24.3% for 2022 Non-GAAP Financial Measures, Continued

Non-GAAP Financial Measures, Continued

SYNOVUS

($ in thousands)	4Q23	3Q23	4Q22
Net income available to common shareholders	$60,645	$87,423	$197,479
Restructuring charges (reversals)	1,231	17,319	(2,372)
(Gain) loss on early extinguishment of debt	(4,497)	(526)	–
Valuation adjustment to Visa derivative	–	900	2,500
(Gain) on sale of GLOBALT	–	(1,929)	–
Loss on other loans held for sale	–	30,954	–
Investment securities losses (gains), net	77,748	–	–
Tax effect of adjustments(1)	(18,226)	(11,371)	(31)
Adjusted net income available to common shareholders	$116,901	$122,770	$197,576
Adjusted net income available to common shareholders annualized	$463,792	$487,077	$783,861
Amortization of intangibles, tax effected, annualized	9,493	9,131	6,358
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$473,285	$496,208	$790,219
Net income available to common shareholders annualized	$240,602	$346,841	$783,476
Amortization of intangibles, tax effected, annualized	9,493	9,131	6,358
Net income available to common shareholders excluding amortization of intangibles annualized	$250,095	$355,972	$789,834
Total average Synovus Financial Corp. shareholders' equity less preferred stock	$4,090,163	$4,223,422	$3,742,927
Average goodwill	(479,858)	(476,408)	(452,390)
Average other intangible assets, net	(47,502)	(59,016)	(28,174)
Total average Synovus Financial Corp. tangible shareholders' equity less preferred stock	$3,562,803	$3,687,998	$3,262,363
Return on average common equity (annualized)	5.9%	8.2%	20.9%
Adjusted return on average common equity (annualized)	**11.3%**	**11.5%**	**20.9%**
Return on average tangible common equity (annualized)	**7.0%**	**9.7%**	**24.2%**
Adjusted return on average tangible common equity (annualized)	**13.3%**	**13.5%**	**24.2%**

Amounts may not total due to rounding; (1) Assumed marginal tax rate of 24.5% for 4Q23, 24.3% for 3Q23, and 24.3% for 4Q22.

34

35 ($ in thousands) 2023 2022 Net income available to common shareholders $507,755 $724,739 Restructuring charges (reversals) 17,707 (9,690) Valuation adjustment to Visa derivative 3,927 6,000 (Gain) loss on early extinguishment of debt (5,400) 677 (Gain) on sale of GLOBALT (1,929) — Recovery of NPA (13,126) — Loss on other loans held for sale 50,064 — Investment securities losses (gains), net 76,718 — Tax effect of adjustments(1) (31,312) 733 Adjusted net income available to common shareholders $604,404 $722,459 Amortization of intangibles, tax effected $7,921 $6,410 Adjusted net income available to common shareholders excluding amortization of intangibles $612,325 $728,869 Net income available to common shareholders excluding amortization of intangibles $515,676 $731,149 Total average Synovus Financial Corp. shareholders' equity less preferred stock $4,173,417 $4,163,556 Average goodwill (471,084) (452,390) Average other intangible assets, net (48,812) (31,317) Total average Synovus Financial Corp. tangible shareholders' equity less preferred stock $3,653,521 $3,679,848 Return on average common equity 12.2% 17.4% Adjusted return on average common equity 14.5% 17.4% Return on average tangible common equity 14.1% 19.9% Adjusted return on average tangible common equity 16.8% 19.8% Amounts may not total due to rounding; (1) Assumed marginal tax rate of 24.5% for 2023 and 24.3% for 2022. Non-GAAP Financial Measures, Continued

SYNOVUS

Non-GAAP Financial Measures, Continued

($ in thousands)	4Q23	3Q23	4Q22
Total non-interest revenue	$51,468	$107,139	$102,439
(Gain) on sale of GLOBALT	–	(1,929)	–
Investment securities gains, net	77,748	–	–
Fair value adjustment on non-qualified deferred compensation	(3,053)	1,035	(1,557)
Adjusted non-interest revenue	**$126,163**	**$106,245**	**$100,882**

($ in thousands)	4Q23	3Q23	2Q23	1Q23	4Q22
Total non-interest expense	$352,858	$353,532	$307,181	$321,852	$308,996
Loss on other loans held for sale	–	(30,954)	(2,360)	(16,750)	–
Restructuring (charges) reversals	(1,231)	(17,319)	110	733	2,372
Valuation adjustment to Visa derivative	–	(900)	(3,027)	–	(2,500)
Gain (loss) on early extinguishment of debt	4,497	526	377	–	–
Fair value adjustment on non-qualified deferred compensation	(3,053)	1,035	(1,598)	(1,371)	(1,557)
Adjusted non-interest expense	**$353,071**	**$305,920**	**$300,683**	**$304,464**	**$307,311**
Adjusted non-interest expense	$353,071	$305,920	$300,683	$304,464	$307,311
Amortization of intangibles	(3,168)	(3,042)	(2,420)	(1,857)	(2,118)
Adjusted tangible non-interest expense	$349,903	302,878	298,263	302,607	305,193
Net interest income	$437,214	$443,159	$455,531	$480,751	$501,346
Taxable equivalent (TE) adjustment	1,216	1,148	1,138	1,119	1,131
Total non-interest revenue	51,468	107,139	112,276	133,126	102,439
Total TE revenue	$489,898	$551,446	$568,945	$614,996	$604,916
Recovery of NPA	–	–	–	(13,126)	–
Investment securities (gains) losses, net	77,748	–	–	(1,030)	–
(Gain) on sale of GLOBALT	–	(1,929)	–	–	–
Fair value adjustment on non-qualified deferred compensation	(3,053)	1,035	(1,598)	(1,371)	(1,557)
Adjusted revenue	$564,593	$550,552	$567,347	$599,469	$603,359
Efficiency ratio-TE	72.0%	64.1%	54.0%	52.3%	51.1%
Adjusted tangible efficiency ratio	**62.0%**	**55.0%**	**52.6%**	**50.5%**	**50.6%**

Amounts may not total due to rounding

36

37 ($ in thousands) LTM (3Q23-4Q22) 3Q23 2Q23 1Q23 4Q22 Total non-interest expense $1,291,561 $353,532 $307,181 $321,852 $308,996 Loss on other loans held for sale (50,064) (30,954) (2,360) (16,750) — Restructuring (charges) reversals (14,104) (17,319) 110 733 2,372 Valuation adjustment to Visa derivative (6,427) (900) (3,027) — (2,500) Gain (loss) on early extinguishment of debt 903 526 377 — — Fair value adjustment on non-qualified deferred compensation (3,491) 1,035 (1,598) (1,371) (1,557) Adjusted non-interest expense $1,218,378 $305,920 $300,683 $304,464 $307,311 Net interest income $1,880,787 $443,159 $455,531 $480,751 $501,346 Taxable equivalent (TE) adjustment 4,536 1,148 1,138 1,119 1,131 Total non-interest revenue 454,980 107,139 112,276 133,126 102,439 Total TE revenue $2,340,303 $551,446 $568,945 $614,996 $604,916 Recovery of NPA (13,126) — — (13,126) — Investment securities (gains) losses, net (1,030) — — (1,030) — (Gain) on sale of GLOBALT (1,929) (1,929) — — — Fair value adjustment on non-qualified deferred compensation (3,491) 1,035 (1,598) (1,371) (1,557) Adjusted revenue $2,320,727 $550,552 $567,347 $599,469 $603,359 Efficiency ratio-TE 55.2% Adjusted efficiency ratio 52.5% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding

38 ($ in thousands) 2023 2022 Total non-interest revenue $404,010 $409,336 (Gain) on sale of GLOBALT (1,929) — Recovery of NPA (13,126) — Investment securities losses (gains), net 76,718 — Fair value adjustment on non-qualified deferred compensation (4,987) 4,054 Adjusted non-interest revenue $460,686 $413,390 Total non-interest expense $1,335,424 $1,157,506 Restructuring (charges) reversals (17,707) 9,690 Valuation adjustment to Visa derivative (3,927) (6,000) Gain (loss) on early extinguishment of debt 5,400 (677) Fair value adjustment on non-qualified deferred compensation (4,987) 4,054 (Loss) gain on other loans held for sale (50,064) — Adjusted non-interest expense $1,264,139 $1,164,573 Adjusted non-interest expense $1,264,139 $1,164,573 Amortization of intangibles (10,487) (8,472) Adjusted tangible non-interest expense $1,253,652 $1,156,101 Net interest income 1,816,655 1,796,900 Tax equivalent adjustment 4,621 3,927 Total non-interest revenue 404,010 409,336 Total TE revenue $2,225,286 $2,210,163 (Gain) on sale of GLOBALT (1,929) — Recovery of NPA (13,126) — Investment securities losses (gains), net 76,718 — Fair value adjustment on non-qualified deferred compensation (4,987) 4,054 Adjusted revenue $2,281,962 $2,214,217 Efficiency ratio-TE 60.0% 52.4% Adjusted tangible efficiency ratio 54.9% 52.2% Amounts may not total due to rounding. Non-GAAP Financial Measures, Continued

39 ($ in thousands) 4Q23 3Q23 2Q23 1Q23 4Q22 Total assets $59,809,534 $59,342,930 $60,655,591 $61,840,025 $59,731,378 Goodwill (480,440) (479,851) (475,573) (452,390) (452,390) Other intangible assets, net (45,928) (49,096) (61,538) (25,267) (27,124) Tangible assets $59,283,166 $58,813,983 $60,118,480 $61,362,368 $59,251,864 Total Synovus Financial Corp. shareholders’ equity $5,119,993 $4,536,958 $4,782,528 $4,770,130 $4,475,801 Goodwill (480,440) (479,851) (475,573) (452,390) (452,390) Other intangible assets, net (45,928) (49,096) (61,538) (25,267) (27,124) Preferred Stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $4,056,480 $3,470,866 $3,708,272 $3,755,328 $3,459,142 Total Synovus Financial Corp. shareholders’ equity to total assets ratio 8.56% 7.65% 7.88% 7.71% 7.49% Tangible common equity ratio 6.84% 5.90% 6.17% 6.12% 5.84% Amounts may not total due to rounding. Non-GAAP Financial Measures, Continued